UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 11, 2009

Date of Report (date of earliest event reported)

XTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33282	41-2047573
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

125 Constitution Drive
Menlo Park, California 94025-1118
(Address of principal executive offices)

(650) 475-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

XTENT, Inc. (“XTENT” or the “Company”) has engaged investment bank, Piper Jaffray & Co., to advise the Company with respect to potential strategic alternatives.  Pursuant to a letter agreement dated January 27, 2009, Piper Jaffray has agreed to provide certain services to XTENT to help it identify and evaluate potential strategic alternatives which may include, but are not limited to, the sale of some or all of the Company’s assets or other types of merger or acquisition transactions intended to maximize shareholder value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTENT, INC.

Date: February 11, 2009	By:	/s/ Timothy D. Kahlenberg
Timothy D. Kahlenberg
Chief Financial Officer